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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported:)  January 15, 1998


                          Chevy Chase Bank, F.S.B.
            _____________________________________________________
             (Exact name of registrant as specified in charter)



         Maryland               333-15865           41-6421053
___________________________ ________________    _________________
State or other jurisdiction   (Commission        (I.R.S. Employer
of incorporation or organ-     File No.)      Identification No.
ization


    C/O CHEVY CHASE BANK, F.S.B
    8401 Connecticut Avenue
    Chevy Chase, Maryland                               20815
______________________________________             _____________
Address of principal executive offices               Zip Code


Registrant's telephone number, including area code(301)-986-7000
                                                   _____________
                           Not Applicable
 ________________________________________________________________
 (Former name, former address, and former fiscal year, if changed since last report)




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  Item 5.  Other Events
           None

  Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

  Exhibit 99.1  Monthly Servicer's Report dated January 15, 1998.


                                   Signatures

  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has caused this report to be signed on behalf of the Chevy Chase Auto Receivables Trust by the undersigned thereunto duly authorized.


                          Chevy Chase Auto Receivables Trust 1996-2

                          By:   Chevy Chase Bank, F.S.B.
                        Originator of the Trust and Servicer


                                                 Mark A. Holles
 Dated:   January 15, 1998    By: ___________________________________

                                                Mark A. Holles
                                                Vice President